Joint Filer Information

Name:  Empire GP, L.L.C.
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Summus, Inc. (SUMU)
Date of Event Requiring Statement:   05/13/04

Signature: Empire GP, L.L.C.

                  By:   /s/ Scott A. Fine
                  -----------------------------------------------------------
                  Name: Scott A. Fine
                  Title: member

                  By:   /s/ Peter J. Richards
                  -----------------------------------------------------------
                  Name: Peter J. Richards
                  Title: member


Name:  Scott A. Fine
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Summus, Inc. (SUMU)
Date of Event Requiring Statement:   05/13/04

Signature: Scott A. Fine

                  By:   /s/ Scott A. Fine
                  -----------------------------------------------------------
                  Name: Scott A. Fine, individually

Name:  Peter J. Richards
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Summus, Inc. (SUMU)
Date of Event Requiring Statement:   05/13/04

Signature: Peter J. Richards

                  By:   /s/ Peter J. Richards
                  -----------------------------------------------------------
                  Name: Peter J. Richards, individually